FIRST PERSON

Awaken your best mind

Investor Presentation

Q3 2025

Disclaimer

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OUR MISSION

Our mission is to optimize cognitive performance by pioneering the next wave of consumer products, innovating at the ingredient level, enabling seamless adoption and integration into major consumer markets.

A PLATFORM FOR GROWTH

We've built a layered and diversified brand and product platform that provides us with multiple protectable and scalable growth opportunities in large existing and emerging high-growth markets. Our efforts to date further display the strength of our products and brand in market.



INVESTMENT HIGHLIGHTS



High Margin Subscription Platform

Recurring revenue model

Proprietary Brand Protection

Moats at ingredient and product level

Effective & Proven Products

Fast-growing categories

Significant Near-term Growth Opportunities

Distribution & category expansion

Layered Business Model

Diversified revenue streams & partnership opportunities

LEADERSHIP & FOUNDERS



Cory Rosenberg
Co-Founder,
President & CEO

Cory is a senior executive and seasoned entrepreneur with 15+ years of experience building, leading, and growing omni-channel retail and CPG brands from inception to exit. As a previous investment banker, Cory advised on corporate strategy, M&A, and capital market activities. He also actively mentors and advises emerging entrepreneurs through various business lifecycle stages. Cory received an MBA from the Darden School at the University of Virginia.



Chris Claussen
Co-Founder,
Chief Innovation Officer

Chris has over 20 years of experience in product and business development. For the past five years he has focused exclusively on innovative product development in the functional foods and medicinal mushrooms space. Chris brings experience exploring, experimenting, and conducting extensive research on the relationship between functional foods/medicinal mushrooms and metabolic, brain, and mental health.



Darcy Campbell CPA,CMA
Finance

Darcy brings 25+ years of experience in finance and accounting for public and private companies operating in Canada, US, and internationally. He is experienced in mergers, acquisitions, dispositions, equity raises, and debt restructuring, and is focused on building highly effective teams within organizations.



Joseph Claussen
Co-Founder,
Head of Ingredients & R&D

Joseph has 20+ years of leadership experience in high-touch luxury industries. For the past five years, he has worked exclusively on mycology & plant medicine supply chain development with a focus on mushroom cultivation and extraction, nutrition science, health coaching, cognitive health, metabolic function, and product development in CPG supplements. Joseph is an avid speaker and cognitive health evangelist.

A LEADING COGNITIVE PERFORMANCE COMPANY

Creating, curating, and innovating better ingredients that translate into disruptive consumer products

DISRUPTIVE CONSUMER PRODUCTS

Pioneering cognitive performance brand leveraging proprietary ingredient technology to offer industry-leading products in multiple major consumer categories.

- Motivation & Focus
- Mood Balance & Stress Relief
- Deep Sleep
- Alcohol-Free & THC-Free Social Drinking (0% ABV Cocktail)
- Brain Health

SEAMLESS INTEGRATION INTO DAILY ROUTINES

Products that meet the customer where they are, fitting into existing taste profiles and routines — the key to category expansion and growth.

INNOVATION AT THE GROUND LEVEL

Proprietary ingredients and formulations that break through current limitations, enabling integration into consumer categories that have historically not been possible.

TECHNOLOGY BEHIND THE BRAND: ENABLING DISRUPTION

Proprietary Dual Extraction Method

Releases active compounds from cell walls – beyond traditional extraction capabilities

Breakthrough Product Advantages

Taste neutrality, enhanced bioavailability, increased solubility

Co-crystallization Process

Industry-first Lion's Mane applications enabled by First Person's proprietary extraction method

Novel Ingredient B2B Opportunities

Already supplying alcohol-free brands with First Person Crystallized Lion's mane

NEW COGNITIVE-BOOSTING DRINK ENHANCER

Meet our **Crystallized Lion's Mane Drink Enhancer**. Awaken your best mind with a lift in brain power and energy.* We co-crystallized our proprietary organic lion's mane mushroom extract with pterostilbene, a potent antioxidant derived from blueberries. The result is an ingredient that will power the next generation of consumer products.

Enhanced Absorption & Effect
Immediate lift in energy, mood & mental clarity*

Advanced Technology
Minimal taste, fully dissolvable in hot or cold

Premium Quality
100% fruiting body, US-grown, organic


FIRST PERSON
Elevate Your Energy,
Sharpen Your Mind*
FIRST PERSON

* This statement has not been evaluated by the Food and Drug Administration. This product is not intended to diagnose, treat, cure, or prevent

THE NEXT $30B CATEGORY:
A CULTURAL SHIFT AWAY FROM ALCOHOL

Global NA market is now $13 billion, growing at a 7% CAGR[1]

Within a decade, NA market is projected to reach 10-12% of Total Alcohol[2]

52% of Americans actively trying to drink less & 30% not drinking at all[3]

No-alcohol options resonate with virtually every demographic

Preferences and palates are going through a seismic shift

Consumers seeking mood-enhancing, clean-label, functional alternatives to alcohol and THC


SOCIAL

1. https://www.beveragedaily.com/Article/2024/01/10/Alcohol-free-low-alcohol-drinks-How-big-is-the-global-market
2. NielsenIQ
3. IWSR

MEET SOCIAL CODE:
THE FIRST TRULY FUNCTIONAL ALCOHOL & THC-FREE DRINK

Proprietary & Premium Extracts

Crystallized Kanna, Lion's Mane, & Mango Leaf

Delicate Flavor for Versatile Serving

Chilled, over ice, or as mixer

Feel Good Social Experience

For connecting, celebrating, & loosening up

Launch Timeline

2025 market entry


LEMON LIME
SOCIAL CODE
ELEVATED DRINKING
GRAPEFRUIT
SOCIAL CODE
ELEVATED DRINKING
BLACKBERRY
SOCIAL CODE
ELEVATED DRINKING

A buzz you can feel good about

SOCIAL CODE: DRINK BETTER

We leveraged our ingredient technology to create a Social Tonic formulation that tastes great and provides an immediate feeling – without compromising your morning after.

FEEL THE DIFFERENCE

- ✓ Elevated mood & confidence
- ✓ Happy & euphoric
- ✓ Increased "buzz" as you drink
- ✓ No dramatic come-down
- ✓ A buzz without "intoxication"

	SOCIAL CODE	ALCOHOL	THC	ZERO PROOF	FUNCTIONAL DRINKS
HAS A BUZZ	✓	✓	✓		
NO HANGOVER	✓			✓	✓
HEALTH BENEFITS	✓				✓
DISTRIBUTION	No limitations	State and federal restrictions	State and federal restrictions	Limited to grocery	Limited to grocery
PUBLIC PERCEPTION	Fun today, feel good tomorrow	Fun but toxic	Sleepy and not social	Not exciting, what's the point	Expensive and do nothing
TASTE & INGREDIENT PROFILE	NO sugar, light and refreshing flavor	Sugary and high calorie. Alcohol-forward taste	Extremely high Sugar, unpleasant herbal taste	Left wanting. Can't live up to the real thing.	Sugary and difficult flavor profiles/after tastes


SUNBEAM
Motivation & Focus
Dopamine
GOLDEN HOUR
Connection & Joy
Oxytocin
MOONLIGHT
Deep, Restorative Sleep
GABA

2023 Expo West WINNER NEXTY AWARDS

PRECISION-TARGETED COGNITIVE SUPPLEMENTS

First Person supplements have been formulated to deliver cognitive enhancement by stimulating the production of specific neurotransmitters around key motor activities: energy, mood, and sleep. Our formulations are powered by science-backed ingredients — each carefully selected at an efficacious dose.

Sales of over $13M in these three products since launch in March 2022



A WINNING APPROACH

HIGH-MARGIN, HIGH-GROWTH CONSUMER BRAND PLATFORM

LAYERED & DIVERSIFIED BUSINESS MODEL WITH CATEGORY EXPANSION OPPORTUNITIES

NOVEL & PROPRIETARY PRODUCT INNOVATION PIPELINE

FIRST PERSON

Awaken your best mind.

Thank you